UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 28, 2009

Alon USA Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32567	74-2966572
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7616 LBJ Freeway, Suite 300, Dallas, Texas		75251
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(972) 367-3600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2009, Alon USA Energy, Inc. (the "Company") granted 1,947 restricted shares of the Company's common stock to each of Avraham Shochat, Ron W. Haddock and Dr. Zalman Segal, each a director of the Company, pursuant to Section 12 of the Company's 2005 Incentive Compensation Plan. The shares vest in equal installments on the first, second and third anniversaries of the date of grant. These awards are evidenced by agreements in the form adopted by the Company for the purpose of evidencing grants of this type, which form was attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on August 5, 2005 (SEC File No. 001-32567), and is incorporated by reference into this Item 1.01.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alon USA Energy, Inc.

June 1, 2009	By:	Harlin R. Dean

Name: Harlin R. Dean
Title: Senior Vice President-Legal, General Counsel and Secretary